Exhibit 10.2

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

ERIC EPPERSON and GEORGE L. CHELIUS,	)
as EXECUTORS OF THE ESTATE of	)
ALAN JAMES,	)
)
Plaintiffs,	)
)
v.	)	C. A. No. 597-N
)
WILLIAM A. FURMAN, BENJAMIN	)
WHITELEY, C. BRUCE WARD, VICTOR G.	)
ATIYEH, A. DANIEL O’NEAL, JR.,	)
DUANE C. MCDOUGALL and	)
THE GREENBRIER COMPANIES, INC.,	)
)
Defendants.	)

STIPULATION AND ORDER OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED by and among counsel to the parties that the claims in this action are dismissed, with prejudice as to Plaintiffs only, with each side to bear its own costs.

POTTER ANDERSON & CORROON LLP

By	/s/ Arthur L. Dent
Arthur L. Dent (I.D. No. 2491)
Michael A. Pittenger (I.D. No. 3212)
Melony R. Anderson (I.D. No. 4377)
1313 Market Street
Hercules Plaza, 6th Floor
P.O. Box 951
Wilmington, DE 19899-0951
(302) 984-6000

Attorneys for Plaintiffs

RICHARDS LAYTON & FINGER

		By	/s/ Raymond J. DiCamillo
Raymond J. DiCamillo (I.D. No. 3188)
Gregory V. Varallo (I.D. No. 2242)
Richards, Layton & Finger
One Rodney Square
Wilmington, Delaware 19801
(302) 651-7786

Attorneys for Defendants

SO ORDERED this	day
of	, 2005.

Chancellor